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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 11, 2004
                                                         -----------------


                            Q COMM INTERNATIONAL, INC.
                            --------------------------
             (Exact name of Registrant as specified in its charter)



            Utah                       001-31718                 87-0674277
  ----------------------------      ----------------         -------------------
  (State or Other Jurisdiction      (Commission File          (IRS Employer
      of Incorporation)                 Number)              Identification No.)


                           510 East Technology Avenue
                                   Building C
                                Orem, Utah 84097
                   ------------------------------------------
               (Address of Principal Executive Office) (Zip Code)



       Registrant's telephone number, including area code: (801) 226-4222
                                                           --------------



                                       N/A
                    -----------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item     2.02. Results of Operations and Financial Condition.

On November 11, 2004, Q Comm International, Inc. issued a press release to report its financial results for the quarter ended September 30, 2004. The press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The press release contains forward-looking statements regarding Q Comm International, Inc. and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The information in this Current Report on Form 8-K, including Exhibits 99.1, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits
99.1     Press Release dated November 11, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Q Comm International, Inc.

Dated:  November 16, 2004                      By: /s/ Michael K. Openshaw
                                               ---------------------------
                                               Michael K. Openshaw
                                               Chief Financial Officer

                                  EXHIBIT LIST

99.1 Press release dated November 11, 2004 announcing Q Comm International, Inc's preliminary results for the quarter ended September 30, 2004.